Exhibit 99.1

Knova Software, Inc. C.E. Unterberg Towbin Conference July 2005

Safe Harbor Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in this presentation that are not historical facts, including those statements that refer to Knova Software's plans, prospects, expectations, strategies, intentions, hopes and beliefs and the expected benefits of the use of Knova's products are forward-looking statements. These forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties detailed from time to time in the company's Securities and Exchange Commission filings. Any forward-looking statements are based on information available to the company today and the company undertakes no obligation to update publicly any forward- looking statements, whether as a result of future events, new information, or otherwise.

Corporate Overview

Corporate Overview Knova Software, Inc. (KNVS) Formed through merger of Kanisa (founded 1997) and ServiceWare Technologies (founded 1991) Headquarters: Cupertino, CA Market: Technology-Software Regions: US, Canada, EMEA Employees: 106 + 60 Contract Developers

ServiceWare Technologies Leader in knowledge management for service and support Over 120 customers in help desk, financial services, telecom, other Agent productivity and knowledge authoring Kanisa Pioneer in service resolution management (SRM) Over 50 customers in high tech, financial services, telecom, other Self-service, collaborative support and NLP search Merger creates leading player in Service Resolution Management Financial strength and rapid growth Technology leadership with 10 patents granted and 15 pending Most comprehensive suite of SRM applications Knova Software formed through Merger

Our Value Proposition Knova is the leading provider of Service Resolution Management applications that drive efficiency and improve satisfaction across all customer channels. Knova optimizes the service resolution process by increasing first contact resolution, reducing response times, and driving call deflection.

Self Service Contact Center Help Desk Field Service Expert Forums Comprehensive SRM Application Suite Knowledge Management Platform eMail/ Chat Web-Centric Agent-Centric Field-Based

Selected Customers Telecom Financial Services Technology Retail / Consumer Healthcare / Biotech Government Utility Manufacturing Services

Service Leader - 2004: Workforce Optimization Best KM Solution - 2005 Self-Service - 2004: Highest Ranking Enterprise Search - 2004: "Visionary" Top Self-Service Technology - 2004 Product of the Year - 2004 Best KM Solution - 2004 Best Self-Service - 2004 Product of the Year - 2005 Service Leader - 2004: Self Service Innovation Award - 2004 Self-Service - 2005: Highest Ranking CRM Excellence Award - 2004 Top Self-Service Technology - 2005 Cross-Channel Customer Svc - 2005: Top Rating Search for Customer Svc - 2005: Top Rating 100 Companies that Matter - 2005 Market Recognition

Financial Information

2004 Pro Forma Combined Statement Of Operations See Company's 8-K filing, dated April 20th, for disclosure of pro forma adjustments.

Q1 FY05 & FY04 Statement Of Operations (in thousands) Note: 2004 SVCW standalone 2005 standalone through Feb 7th Combined Feb 8th - Mar 31st

Q1 FY05 Consolidated Balance Sheet (in thousands)

Management Team and Headcount

- **Bruce Armstrong, President & CEO**
  - Teradata, Sybase, Broadbase (Kana)
- **Tom Muise, CFO**
  - Solopoint, Synopsys, Tandem
- **Mark Angel, CTO**
  - Peachtree, Papyrus
- **Richard Nieset, VP Sales**
  - Agile, Apexon
- **Ben Kaplan, VP Marketing**
  - Broadbase (Kana), CommerceOne
- **Scott Huffman, VP Engineering**
  - PriceWaterhouseCoopers
- **Priyank Mohan, VP Services**
  - Sapient, JP Morgan
- **Stuart Mills, VP EMEA**
  - Primus, Applix

- **Employees as of March 16, 2005 – 106**

– Sales (10 with quota)	28
– Services & Support	37
– Research & Development	20
– Marketing	9
– General & Administrative	12

Confidential and Proprietary 14 KNOVA

Board of Directors

- **Bruce Armstrong**
  - President & CEO, Knova Software
- **Kent Heyman**
  - Chairman and former CEO, ServiceWare
- **Dave Schwab**
  - Managing Director, Sierra Ventures
- **Thomas Unterberg**
  - Chairman, C.E. Unterberg Towbin
- **Thomas Shanahan**
  - General Partner, Needham Capital
- **Tim Wallace**
  - President & CEO, FullTilt Solutions

Confidential and Proprietary

15

KNOVA

Capital Structure Fully Diluted - 12.4M Shares 8.7M Outstanding 1.1M Warrants 2.6M Stock Option Plan Ownership - Shares & Warrants C.E. Unterberg, Towbin 1,966,918 22.4% Needham Capital Partners 1,859,927 20.8% Meritech Capital Partners 565,149 6.4% Apple Computer, Inc 498,383 5.7% Sierra Ventures 380,361 4.3%

Service Resolution Management

The Resolution Process is Breaking Down 2000 2002 Phone 52.6 55 Electronic 19 27.9 2000 2002 Percent of Cases Escalated to Development 0.622 0.542 2000 2004 1st Call Resolution Rates Cost per 1st Call Resolution 2000 2004

Customer Satisfaction is Tied to Resolution 1 Professionalism of the Support Rep 4 8 Cost of Service 11 Company Policies 12 Phone System Navigation 12 Time to Reach a Service Rep 25 28 31 Quality of Product 35 % of Respondents % % % % % % % % % Time to Resolve Issue Lack of Resolution Knowledge of Service Rep % % Support Web Site Ease of Use Availability of Online Resources Most Common Customer Complaints

Service Resolution Remains Un-Automated Today Touchpoint Routing Process Process Automated By Ongoing Operating Costs 5% CTI Service Resolution 80% NOT Automated Many Point Technologies Case Management 15% CRM

Service Resolution Management (SRM) Touchpoint Routing Process Case Management Process Automated By Core Competence Required CTI CRM Telephony Systems Database Applications Knowledge Management SRM Service Resolution

The Customer Service Environment Today CONTACT CENTER WEB SITE FORUMS Search Intranet Search K-Base I M Search Case Notes Authoring Script Engine Browse Content Request Help Search K-Base Search Site Search Threads Browse Threads CRM App eMail Chat Phone CUSTOMER Barrier between people & information Barrier between people & information

Knowledge-Empowered Service Resolution Web CUSTOMER ASSISTED SERVICE SELF SERVICE eMail/Chat/Phone K6 Platform Manufacturing Engineering Services Finance Marketing Partners Knova Applications

The Potential Business Value of SRM Assuming 250,000 customer service cases per year: 10% Reduction in Call Handle Time & Escalations $3M annually 10% Call Deflection thru Self Service & Peer Support $1.5M annually 5% Reduction in Returns from Improved Quality $750K annually Lower TCO of Burdensome Knowledge Mgnt Practices $500K annually 5% Increase in Customer Loyalty 25% Increase in Revenues

Driving Demonstrable Business Value Business Benefit Customer Success Metrics Increasing 1st call resolution Increased 1st call resolution by 400% in 6 weeks Reducing call handle time Reduced agent call handle time by over 10% Deflecting calls to self-service Increased self-service by 116% and deflected 10.6% of calls Increasing satisfaction 94% customer satisfaction with self-service Reducing TCO Cut TCO by 50% by replacing legacy k-base with Knova

Market Opportunity

SRM: Riding Three Waves of Investment Source: IDC, Ovum Agent Positions - WW

SRM: Extending CRM & CTI Gartner estimates that 70% of large enterprises will use a minimum of 3 vendors to create an enterprise CSS environment SRM is the 3rd pillar of successful CSS deployments Source: Datamonitor, Vendor Estimates CRM Vendor CRM Seats - NA & EMEA (000s) CSS Deployments - WW 623 3,000-5,000 392 500-1,000 251 750-1,250 149 100-200 141 100-200 Other 646 3,000+

Vertical Go-to-Market Strategy Source: AMR, Meta Group Key Vertical % of Contact Ctr Spend Example Customers Example Customers Key Channel Partner Financial Services 17% Merrill Lynch H&R Block Prudential Wausau Capgemini Telecom 14% T-Online Cingular AOL SaskTel Amdocs Hi Tech 13% Microsoft Novell Gateway Tellabs n/a Key Market Help Desk Software Market Example Customers Example Customers Key Channel Partner Help Desk $3B Albertsons Canon Nestle Lucent HP

Clear Market Leadership Near Term Opportunities Future Opportunities Knowledge Base ($140M) Self-Service ($225M) Peer Support ($55M) Next Gen ERMS ($105M) Field Service ($85M) Vertical Apps ($195M) Self-Healing ($195M) Workforce Mgnt ($80M) Merger enables expansion into additional SRM market segments Combined Company Well-Positioned for Growth Service Resolution Management (An ~$1 Billion Market)

Knova Software, Inc. C.E. Unterberg Towbin Conference July 2005